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                                                                   EXHIBIT 10.20
                             INTERNET CENTURY, INC.

                             1998 STOCK OPTION PLAN


                      Article I. Establishment and Purpose

         1.1 Establishment. Internet Century, Inc., a Nevada corporation (the "Company"), hereby establishes a stock option plan for officers, directors, employees and consultants who provide services to the Company, as described herein, which shall be known as the 1998 Stock Option Plan (the "Plan"). It is intended that certain of the options issued under the Plan to employees of the Company shall constitute "Incentive Stock Options" within the meaning of section 422A of the Internal Revenue Code ("Code"), and that other options issued under the Plan shall constitute "Nonstatutory Options" under the Code. The Board of Directors of the Company (the "Board") shall determine which options are to be Incentive Stock Options and which are to be Nonstatutory Options and shall enter into option agreements with recipients accordingly.

         1.2 Purpose. The purpose of this Plan is to enhance the Company's stockholder value and financial performance by attracting, retaining and motivating the Company's officers, directors, key employees and consultants and to encourage stock ownership by such individuals by providing them with a means to acquire a proprietary interest in the Company's success through stock ownership.

                             Article II. Definitions

         2.1 Definitions. Whenever used herein, the following capitalized terms shall have the meanings set forth below, unless the context clearly requires otherwise.

         (a) "Board" means the Board of Directors of the Company.

         (b) "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Committee provided for by Article IV hereof.

         (d) "Company" means Internet Century, Inc., a Nevada corporation.

         (e) "Consultant" means any person or entity, including an officer or director of the Company who provides services (other than as an Employee) to the Company and shall include a Nonemployee Director, as defined below.

         (f) "Date of Exercise" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to section 8.1 of the Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to exercise.



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         (g) "Employee" means any person, including an officer or director of the Company who is employed by the Company.

         (h) "Fair Market Value" means the fair market value of Stock upon which an Option is granted under this Plan.

         (i) "Incentive Stock Option" means an Option granted under this Plan which is intended to qualify as an "incentive stock option" within the meaning of section 422A of the Code.

         (j) "Nonemployee Director" means a member of the Board who is not an employee of the Company at the time an Option is granted hereunder.

         (k) "Nonstatutory Option" means an Option granted under the Plan which is not intended to qualify as an Incentive Stock Option within the meaning of section 422A of the Code. Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of section 422A of the Code applicable to Incentive Stock Options.

         (l) "Option" means the right, granted under the Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

         (m) "Optionee" means an Employee or Consultant holding an Option under the Plan.

         (n) "Parent Corporation" shall have the meaning set forth in section 425(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         (o) "Significant Shareholder" means an individual who, within the meaning of section 422A(b)(6) of the Code, owns securities possessing more than ten percent of the total combined voting power of all classes of securities of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning securities owned by certain relatives of the individual and certain securities owned by corporations in which the individual is a shareholder; partnerships in which the individual is a partner; and estates or trusts of which the individual is a beneficiary, all as provided in section 425(d) of the Code.

         (p) "Stock" means the $.001 par value common stock of the Company.


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         2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.



                   Article III. Eligibility and Participation

         3.1 Eligibility and Participation. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder. Optionees in the Plan shall be selected by the Board from among those Employees and Consultants who, in the opinion of the Board, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                           Article IV. Administration

         4.1 Administration. The Board shall be responsible for administering the Plan.

         The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations or other actions made or taken by the Board, pursuant to the provisions of this Plan, shall be final and binding and conclusive for all purposes and upon all persons.

         The Plan shall be administered by the standing Compensation Committee of the Board (the "Committee") which is an executive committee of the Board, and consists of not less than three (3) members of the Board, at least two of whom are not executive officers or salaried employees of the Company. The members of the Committee may be directors who are eligible to receive Options under the Plan, but Options may be granted to such persons only by action of the full Board and not by action of the Committee. The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the stockholders, the directors and any persons having any interests in any Options which may be granted under the Plan, and, by resolution or resolution providing for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any Stock may be purchased from the Company upon the exercise of Options, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, and shall be consistent with the provisions of the Plan.

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         The Board may from time to time remove members from or add members to, the Committee. The Board may terminate the Committee at any time. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of two-thirds (2/3) of the members of the Committee.

         Where the Committee has been created by the Board, references herein to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by the Plan or the Board.

         The Board shall have all of the enumerated powers of the Committee but shall not be limited to such powers. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

         4.2 Special Provisions for Grants to Officers or Directors. Rule 16b-3 under the Securities and Exchange Act of 1934 (the "Act") provides that the grant of a stock option to a director or officer of a company subject to the Act will be exempt from the provisions of section 16(b) of the Act if the conditions set forth in said Rule are satisfied. Unless otherwise specified by the Board, grants of Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of said Rule.

                      Article V. Stock Subject to the Plan

         5.1 Number. The total number of shares of Stock hereby made available and reserved for issuance under the Plan shall be 500,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

         5.2 Unused Stock. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

         5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification or other similar corporate change, the aggregate number of shares of Stock set forth in section 5.1 shall be appropriately adjusted by the Board to reflect such change. The Board's determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares of Stock that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.


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                        Article VI. Duration of the Plan

         6.1 Duration of the Plan. The Plan shall be in effect until September 30, 2008 unless extended by the Company's shareholders. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period, if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.

                       Article VII. Terms of Stock Options

         7.1 Grant of Options. Subject to section 5.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Board; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Board shall have complete discretion in determining the number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company, and such other factors as the Board in its discretion shall deem relevant. The Board also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

         In the case of Incentive Stock Options the total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporations and any subsidiary corporations of the Company) shall not exceed $100,000. (Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation.")

         Nothing in this Article VII shall be deemed to prevent the grant of Options permitting exercise in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option.

         The Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted (including an extension of the terms of such Option) and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.


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         7.2 No Tandem Options. Where an Option granted under the Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under section 422A of the Code.

         7.3 Option Agreement; Terms and Conditions to Apply Unless Otherwise Specified. As determined by the Board on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions required by section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the term (duration) of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation; and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Option.

         If not otherwise specified by the Board, the following terms and conditions shall apply to Options granted under the Plan:

         (a) Term. The Option shall be exercisable to purchase Stock for a period of ten years from the date of grant, as evidenced by the execution date of the Option Agreement.

         (b) Exercise of Option. Unless an Option is terminated as provided hereunder, an Optionee may exercise his Option for up to, but not in excess of, the number of shares of Stock subject to the Option specified below, based on the Optionee's number of years of continuous service with the Company from the date on which the Option is granted. In the case of an Optionee who is an Employee, continuous service shall mean continuous employment; in the case of an Optionee who is a Consultant, continuous service shall mean the continuous provision of consulting services. In applying said limitations, the amount of shares, if any, previously purchased by the Optionee under the Option shall be counted in determining the amount of shares the Optionee can purchase at any time. The Optionee may exercise his Option in the following amounts:

                  (i) After one (1) year of continuous services to the Company, the Optionee may purchase up to 33.3% of the shares of Stock subject to the Option;

                  (ii) After two (2) years of continuous services to the Company, the Optionee may purchase up to 66.6% of the shares of Stock subject to the Option;


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                  (iii) After three years of continuous services to the Company, the Optionee may purchase all shares of Stock subject to the Option.

         The Board may specify terms and conditions other than those set forth above, in its discretion.

         All Option Agreements shall incorporate the provisions of the Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

         7.4 Option Price. No Incentive Stock Option granted pursuant to this Plan shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted. Incentive Stock Options granted to Significant Stockholders shall have an Option price of not less than 110 percent of the Fair Market Value of the Stock on the date of grant. The Option price for Nonstatutory Options shall be established by the Board and shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

         7.5 Term of Options. Each Option shall expire at such time as the Board shall determine, provided, however, that no Option shall be exercisable later than ten years from the date of its grant.

         7.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Optionees.

         7.7 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash or certified funds, or (ii) if acceptable to the Board, in Stock or in some other form; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an Incentive Stock Option within the meaning of the Code.

                    Article VIII. Written Notice, Issuance of
                   Stock Certificates, Stockholder Privileges

         8.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the shares exercised pursuant to the Option must accompany the written notice.

         8.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

         8.3 Privileges of a Stockholder. An Optionee or any other person entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.



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                Article IX. Termination of Employment or Services

         Except as otherwise expressly specified by the Board for Nonstatutory Options, all Options granted under this Plan shall be subject to the following termination provisions:

         9.1 Death. If an Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of Optionee's death.

         9.2 Termination Other Than For Cause or Due to Death. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three (3) months of the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code section 422A, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

         In the case of an Employee, a change of duties or position within the Company, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence upon termination of employment.

         9.3 Termination for Cause. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, which termination is by the Company for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall forthwith terminate.

                         Article X. Rights of Optionees

         10.1 Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.


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         10.2 Nontransferability. Except as otherwise specified by the Board for
Nonstatutory Options, Options granted under this Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                         Article XI. Optionee-Employee's
                          Transfer or Leave of Absence

         11.1 Optionee-Employee's Transfer or Leave of Absence. For Plan purposes:

         (a) A transfer of an Optionee who is an Employee within the Company, or

         (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by the Company, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of Incentive Stock Options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board.

                      Article XII. Amendment, Modification
                           and Termination of the Plan

         12.1 Amendment, Modification, and Termination of the Plan. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the stockholders, may:

         (a) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in Article V;

         (b) change the class of Employees or Consultants eligible to receive Options;

No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

                Article XIII. Acquisition, Merger and Liquidation

         13.1 Acquisition. In the event that an Acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share of Stock payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the



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Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company. The Company shall have such an option regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

         Where the Company does not exercise its option under this section 13.1, the remaining provisions of this Article XIII shall apply, to the extent applicable.

         13.2 Merger or Consolidation. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

         13.3 Other Transactions. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code section 425(a).


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                      Article XIV. Securities Registration

         14.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

         Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that the Optionee is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (b) that before any transfer in connection with the resale of such shares, the Optionee will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                           Article XV. Tax Withholding

         15.1 Tax Withholding. Whenever shares of Stock are to be issued in satisfaction of Options exercised under this Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements.

                          Article XVI. Indemnification

         16.1 Indemnification. To the extent permitted by law, each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                        Article XVII. Requirements of Law

         17.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.


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         17.2 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Arizona.


                      Article XVIII. Effective Date of Plan

         18.1 Effective Date. The Plan shall be effective as of November 1, 1998, the date of its adoption by the Company's stockholders.


                        Article XIX. Compliance with Code

         19.1 Compliance with Code. Incentive Stock Options granted hereunder are intended to qualify as Incentive Stock Options under Code section 422A. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as Incentive Stock Options under the Code.

                  Article XX. No Obligation to Exercise Option

         20.1 No Obligation to Exercise. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.

         Dated at Phoenix, Arizona, November 1, 1998.

                                         INTERNET CENTURY, INC.



                                         By /s/ Jeffrey S. Peterson
                                            ------------------------------------
                                               Jeffrey S. Peterson, President





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
                                    AMENDMENT
                                       TO
                             1998 STOCK OPTION PLAN



         By resolution of the Board of Directors of quepasa.com, Inc. (the "Company") dated January 20, 1999, and by resolution of the Company's shareholders at the Shareholders' Annual Meeting held February 22, 1999, the Company's 1998 Stock Option Plan (the "Plan") is hereby amended by increasing the number of shares of stock available under the Plan from 500,000 shares to 2,500,000 shares in accordance with Section 5.1 of the Plan.

         Any and all other terms and conditions of the Company's 1998 Stock Option Plan not amended or modified as stated above remain the same and in full force and effect.

         The foregoing is effective as of February 22, 1999.

                                      quepasa.com, inc.



                                      By: /s/ Jennifer Ferlaino
                                         ---------------------------------
                                           Jennifer Ferlaino, Secretary

                             INTERNET CENTURY, INC.

                    FORM OF INCENTIVE STOCK OPTION AGREEMENT
                        UNDER THE 1998 STOCK OPTION PLAN


Between:

Internet Century, Inc. (the "Company") and _____________________________________
(the "Employee"), dated _______________.

         The Company hereby grants to the Employee an option (the "Option") to purchase __________ shares of the Company's no par value common stock ("Stock") under the Internet Century, Inc. 1998 Stock Option Plan (the "Plan") upon the following terms and conditions:

         1. Purchase Price. The purchase price of the Stock shall be _____ per share, which is not less than the fair market value of the Stock on the date of this Agreement.

         2. Incentive Stock Option. The Option shall be an Incentive Stock Option, as defined in the Plan.

         3. Period of Exercise. The Option will expire ten years from the date of this Agreement. The Option may be exercised only while the Employee is actively employed by the Company and as provided in Section 6, dealing with termination of employment.

         The Option may be exercised for up to, but not in excess of, the amounts of shares subject to the Option specified below, based on the Employee's number of years of continuous employment with the Company from the date hereof. In applying the following limitations, the amount of shares, if any, previously purchased by Employee shall be counted in determining the amount of shares the Employee can purchase at any time in accordance with said limitations. The Employee may exercise the Option in the following amounts and in accordance with the conditions set forth in paragraph 7.3 of the Plan:

                  (i) After one (1) year of continuous services to the Company, the Employee may purchase up to 33.3% of the shares of Stock subject to the Option;

                  (ii) After two (2) years of continuous services to the Company, the Employee may purchase up to 66.6% of the shares of Stock subject to the Option;

                  (iii) After three years of continuous services to the Company, the Employee may purchase all shares of Stock subject to the Option.

         This Option may not be exercised for less than fifty shares at any time unless the number of shares purchased is the total number purchasable at the time under the Option.

         Where the Employee holds (whether under this Option alone or under this Option in conjunction with other incentive stock options) incentive stock options upon shares of the Company's common stock having an aggregate fair market value (determined at the time of grant of each option) exceeding $100,000, the $100,000 Limitation set forth in Section 4 below may impose additional limitations upon the exercisability of this Option and any other incentive stock options granted to the Employee. Such limitations are in addition to, and not in lieu of, the limitations set forth in this Section 3.

         4. $100,000 Limitation. Notwithstanding anything to the contrary contained herein, the total fair market value (determined as of the date of grant of an option) of shares of stock with respect to which this Option (and any other incentive stock options granted by the Company) shall become exercisable for the first time during any calendar year shall not exceed $100,000. (Hereinafter this limitation is sometimes referred to as the "$100,000 Limitation.") If in any calendar year shares of stock having a fair market value of more than $100,000 first would become exercisable, but for the limitations of this section, this Option shall be exercisable in such calendar year only for shares having a fair market value not exceeding $100,000. (Hereinafter, shares with respect to which this Option is not exercisable in a calendar year due to the $100,000 Limitation are referred to as "Excess Shares.")

         This Option shall become exercisable with respect to Excess Shares from a calendar year in the next succeeding calendar year (subject to any other restrictions on exercise which may be contained herein), provided that the $100,000 limitation shall also be applied to such succeeding calendar year. Subject to the term of this Option, such carryovers of Excess Shares shall be made to succeeding calendar years, including carryovers of any Excess Shares from previous calendar years, without limitation.

         If as of the date of this Agreement the Employee already holds incentive stock options granted by the Company (hereinafter any such incentive stock options are referred to as "Prior Options"), and the fair market value (determined as the date of grant of each option) of the shares subject to this Option and the Prior Options held by the Employee is such that the $100,000 Limitation must be imposed, the $100,000 Limitation shall be applied as follows unless a special provision is made on Exhibit A attached hereto. If no special provision is made on Exhibit A, the $100,000 Limitation shall be applied by giving priority to options which first become exercisable during a calendar year under the Prior Options. Thus, in applying the $100,000 Limitation under this Option, the fair market value (determined as of the date of grant) of the shares of stock with respect to which options first become exercisable under the Prior Options during the calendar year shall first be determined. Only the balance remaining for the calendar year of the $100,000 Limitation, if any, may be exercisable under this Option for the calendar year, with any excess to be carried over as provided in the preceding paragraph, but with such carryover also to be subject to the provisions of this paragraph.

         Employee acknowledges that it is possible that he or she may be granted incentive stock options by the Company after the date of this Agreement. (Hereinafter such options are referred to as "Subsequent Options.") If the exercise price of a Subsequent Option is less than the exercise price of this Option, and if permitted under the regulations and decisions applicable to the $100,000 Limitation, Employee agrees that the Company may reduce the number of shares of stock for which this Option is exercisable in specified calendar years, so that all or part of the $100,000 limitation for said calendar years may be applied to such Subsequent Option, permitting earlier exercise of such Subsequent Option than would otherwise be possible. Where such reductions are made, Employee agrees to enter into any appropriate documentation to implement such reductions.

         Employee further acknowledges that, as provided in the Plan, in certain circumstances connected with a dissolution or liquidation of the Company, or a merger, consolidation or other form of reorganization in which the Company is not the surviving corporation, the imposition of the $100,000 Limitation may result in the termination of all or part of this Option or other incentive stock options.

         5. Transferability. This Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Employee only by him or her.

         6. Termination of Employment. In the event that employment of the Employee with the Company is terminated, the Option may be exercised (to the extent exercisable at the date of his termination) by the Employee within three months after the date of termination; provided, however, that:

         (a) If the Employee's employment is terminated because he is disabled within the meaning of Internal Revenue Code section 422A, the Employee shall have one year rather than three months to exercise the Option (to the extent exercisable at the date of his termination).

         (b) If the Employee dies, the Option may be exercised (to the extent exercisable by the Employee at the date of his death) by his legal representative or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Employee, but the Option must be exercised within one year after the date of the Employee's death.

         (c) If the Employee's employment is terminated for cause, this Option shall terminate immediately.

         (d) In no event (including death of the Employee) may this Option be exercised more than ten years from the date hereof.

         7. No Guarantee of Employment. This Agreement shall in no way restrict the right of the Company to terminate Employee's employment at any time.

         8. Investment Representation; Legend. The Employee (and any other purchaser under paragraphs 6(a) or 6(b) hereof) represents and agrees that all shares of Stock purchased by him under this Agreement will be purchased for investment purposes only and not with a view to distribution or resale. The Company may require that an appropriate legend be inscribed on the face of any certificate issued under this Agreement, indicating that transfer of the Stock is restricted, and may place an appropriate stop transfer order with the Company's transfer agent with respect to the Stock.

         9. Method of Exercise. The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the Stock to be issued, and in the event of an exercise under the terms of paragraphs 6(a) or 6(b) hereof, appropriate proof of the right to exercise the Option. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Employee (or other purchaser under paragraph 6 hereof) as soon as practicable after receipt of the notice.

         10. Withholding. In any case where withholding is required or advisable under federal, state or local law in connection with any exercise by Employee hereunder, the Company is authorized to withhold appropriate amounts from amounts payable to Employee, or may require Employee to remit to the Company an amount equal to such appropriate amounts.

         11. Incorporation of Plan. This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein. Terms used herein shall have the meaning employed in the Plan, unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

                                        INTERNET CENTURY, INC.



                                        By
                                            ------------------------------------
                                                President

ACCEPTED:



--------------------------------------
Employee

                             INTERNET CENTURY, INC.

                FORM OF NOTICE OF EXERCISE OF STOCK OPTION ISSUED
                        UNDER THE 1998 STOCK OPTION PLAN

To:      Compensation Committee
         Internet Century, Inc.
         400 E. Van Buren, Suite 545
         Phoenix, AZ 85004

                  I hereby exercise my Option dated __________ to purchase __________ shares of no par value common stock of the Company at the option exercise price of $ per share. Enclosed is a certified or cashier's check in the total amount of $ , or payment in such other form as the Company has specified.

                  I represent to you that I am acquiring said shares for investment purposes and not with a view to any distribution thereof. I understand that my stock certificate may bear an appropriate legend restricting the transfer of my shares and that a stock transfer order may be placed with the Company's transfer agent with respect to such shares.

                  I request that my shares be issued in my name as follows:


          ------------------------------------------------------------
                    (Print your name in the form in which you
                       wish to have the shares registered)


          ------------------------------------------------------------
                            (Social Security Number)


          ------------------------------------------------------------
                               (Street and Number)


          ------------------------------------------------------------
                            (City) (State) (Zip Code)

Dated:                      , 19  .
      ----------------------    --


                                   Signature:
                                             -----------------------------------

                             INTERNET CENTURY, INC.

                  FORM OF NON-STATUTORY STOCK OPTION AGREEMENT
                        UNDER THE 1998 STOCK OPTION PLAN


Between:

INTERNET CENTURY, INC. (the "Company") and ____________________________
(the "Consultant") dated _______________.

                  The Company hereby grants to the Consultant an option (the "Option") to purchase __________ shares of the Company's common stock under the Retrospettiva, Inc. 1998 Stock Option Plan (the "Plan") upon the following terms and conditions:


         1. Purchase Price. The purchase price of the Stock shall be __________ per share, which is not less than the fair market value of the Stock on the date of this Agreement.

         2. Non-Statutory Option. The Option shall be a Non-Statutory Option, as defined in the Plan.

         3. Period of Exercise. The Option will expire ten years from the date of this Agreement. The Option may be exercised only while the Consultant is actively providing consulting services to the Company and as provided in Section 5, dealing with termination of services.

         4. The Option may be exercised for up to, but not in excess of, the amounts of shares subject to the Option specified below, based on the Consultant's number of years of continuous services with the Company from the date hereof. In applying the following limitations, the amount of shares, if any, previously purchased by Consultant shall be counted in determining the amount of shares the Consultant can purchase at any time in accordance with said limitations. The Consultant may exercise the Option in the following amounts and in accordance with the conditions set forth in paragraph 7.3 of the Plan:

                  (1) After one (1) year of continuous services to the Company, the Consultant may purchase up to 33.3% of the shares of Stock subject to the Option;

                  (2) After two (2) years of continuous services to the Company, the Consultant may purchase up to 66.6% of the shares of Stock subject to the Option;

                  (3) After three years of continuous services to the Company, the Consultant may purchase all shares of Stock subject to the Option.

         In the event the Consultant's services with the Company are terminated due to Consultant's disability or death as described in paragraphs 5(a) and 5(b), the foregoing vesting schedule shall be accelerated and the Option shall upon such disability or death become exercisable in whole or in part, but it shall not be exercisable after the expiration of four (4) years from the date hereof. This Option may not be exercised for less than fifty shares at any time unless the number of shares purchased is the total number purchasable at the time under the Option.

         5. Transferability. This Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Consultant only by him.

         6. Termination of Services. In the event of a termination in the providing of consulting services by Consultant, including serving as a Non-employee Director as defined in the Plan, to the Company, the Option may be exercised (to the extent exercisable at the date of his termination) by the Consultant within three months after the date of such termination; provided, however, that:

         (a) If the Consultant's consulting relationship is terminated because he is disabled within the meaning of Internal Revenue Code section 422A, the Consultant shall have one year rather than three months to exercise the Option (to the extent exercisable at the date of his termination).

         (b) If the Consultant dies, the Option may be exercised (to the extent exercisable by the Consultant at the date of his death) by his legal representative or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Consultant, but the Option must be exercised within one year after the date of the Consultant's death.

         (c) If the Consultant's consulting relationship is terminated for cause, this Option shall terminate immediately.

         (d) In no event (including death of the Consultant) may this Option be exercised more than ten years from the date hereof.

         7. No Guarantee of Services. This Agreement shall in no way restrict the right of the Company or any Subsidiary Corporation to terminate Consultant's consulting relationship at any time.

         8. Investment Representation; Legend. The Consultant (and any other purchaser under paragraphs 5(a) or 5(b) hereof) represents and agrees that all shares of Stock purchased by him under this Agreement will be purchased for investment purposes only and not with a view to distribution or resale. The

Company may require that an appropriate legend be inscribed on the face of any certificate issued under this Agreement, indicating that transfer of the Stock is restricted, and may place an appropriate stop transfer order with the Company's transfer agent with respect to the Stock.

         9. Method of Exercise. The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the Stock to be issued, and in the event of an exercise under the terms of paragraphs 5(a) or 5(b) hereof, appropriate proof of the right to exercise the Option. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Consultant (or other purchaser under paragraph 5 hereof) as soon as practicable after receipt of the notice.

         10. Incorporation of Plan. This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein. Terms used herein shall have the meaning employed in the Plan, unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

                                    INTERNET CENTURY, INC.



                                    By
                                       ----------------------------------------
                                          Jeffrey Peterson, President


ACCEPTED:



-----------------------------------
Consultant

                             INTERNET CENTURY, INC.

               FORM OF NOTICE OF EXERCISE OF STOCK OPTION ISSUED
                        UNDER THE 1998 STOCK OPTION PLAN

To:      Compensation Committee
         Internet Century, Inc.
         400 E. Van Buren, Suite 545
         Phoenix, AZ 85004

                  I hereby exercise my Option dated __________ to purchase __________ shares of _____ par value common stock of the Company at the option exercise price of $__________ per share. Enclosed is a certified or cashier's check in the total amount of $__________, or payment in such other form as the Company has specified.

                  I represent to you that I am acquiring said shares for investment purposes and not with a view to any distribution thereof. I understand that my stock certificate may bear an appropriate legend restricting the transfer of my shares and that a stock transfer order may be placed with the Company's transfer agent with respect to such shares.

                  I request that my shares be issued in my name as follows:


--------------------------------------------------------------------------------
                    (Print your name in the form in which you
                       wish to have the shares registered)


--------------------------------------------------------------------------------
                            (Social Security Number)


--------------------------------------------------------------------------------
                               (Street and Number)


--------------------------------------------------------------------------------
                     (City)         (State)       (Zip Code)


Dated:                     , 19  .
      ---------------------    --


                                   Signature:
                                             -----------------------------------

                                                                   EXHIBIT 10.21


                                PROMISSORY NOTE
$1,000,000                                                         March 1, 1999

FOR VALUED RECEIVED, the undersigned, QUE PASA.COM, INC. a Nevada Corporation ("Maker"), promises to pay to the Monolith Limited Partnership ("Holder") in lawful money of the United States of America, the aggregate principal sum of One Million Dollars ($1,000,000), together with interest as more fully described below. All payments in respect of this Promissory Note (this "Note") shall be made in immediately available funds.

Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year composed of twelve (12) months of thirty (30) days each except that interest due and payable for a period less than a full month shall be calculated by multiplying the actual number of days elapsed in such period by a daily rate based on said 360 day year. The principal sum of this Note shall bear simple interest at the rate of twelve percent (12%) per annum from the date of this Note through and including the fourth month and fourteen percent (14%) per annum thereafter until Maturity Date, as that term is defined below. The outstanding principal balance under this Note is due and payable on the second anniversary date of this Note. Interest shall be paid monthly on and including the last day of the month. Maker shall have a three day grace period to pay accrued interest for the prior month. If Holder does not receive its interest payment by the end of the grace period, Holder may force Maker into default of its interest payments and cause the remaining interest payments to be paid at fourteen percent (14%) per annum paid monthly for the duration of this Note.

Prepayment of principal amounts outstanding under this Note shall be permitted in whole or in part at any time, without penalty. Any prepayment of principal shall be accompanied by a payment of all accrued interest on the amount of principal being prepaid through the date of payment.

Time is of the essence in the performance of all obligations hereunder. If default be made in payment hereunder, or if default be made in any other term or condition of this Note or any other event of default occurs, Holder or its successor holder hereof may at their option, without further notice or demand, declare this Note immediately due and payable, whereupon this Note shall become immediately due and payable and Maker will pay to Holder the entire unpaid principal balance of this Note, all accrued and unpaid interest earned thereon and all other sums owing in connection with this Note.

Payments received with respect to this Note shall be applied first to costs and expenses of Holder incurred in collecting amounts owed to it under this Note and to enforce its rights or obligations under this Note, then to accrued and unpaid interest and then to principal owing hereunder.

If Maker is in default hereunder and Holder undertakes to collect this Note, Maker will pay to Holder in addition to any indebtedness due and unpaid, all costs and expenses of collection including, without limitation, Holder's reasonable attorneys' fees, whether or not legal proceedings shall be instituted.

Every person or entity at any time liable for the payment of the indebtedness evidenced hereby severally waives: demand, presentment for payment, protest, notice of presentment for payment, protest, and demand; notice of dishonor and nonpayment of this Note and each and every other notice of any kind respecting this Note except as provided herein. Every such person or entity further consents that Holder may renew or extend the time of payment of any part of the whole of the indebtedness and may amend or modify this Note, release or substitute collateral, release any guarantor, surety or Maker of this Note, at any time and from time to time, without limit as to the number or aggregate period of such renewals, extensions, amendments, modifications, releases or substitutions, at the request of any other person or entity liable therefor. Any such renewals, extensions, amendments, modifications, releases or substitutions may be made without notice to any person or entity liable for the payment of the indebtedness evidenced hereby, and shall not affect the obligation of Maker, endorsers, guarantors or sureties under this Note.

This Note and all its provisions, conditions, promises and covenants hereof shall be binding in accordance with the terms hereof upon Maker, its successors, transferees and assigns; and the same shall inure to the benefit of Holder, its successors and assigns. No modification, variation, termination, discharge or abandonment hereof and no waiver of any of the provisions or conditions hereof shall be valid unless in writing and signed by Maker and Holder or their successors, transferees or assigns, as the case may be; and a waiver of any right or remedy on one occasion shall not be construed as continuing or as a bar to or waive of such right or remedy on any other occasion. No remedy herein conferred on or reserved to Holder is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power shall be construed to be a waive of any default or acquiescence therein or a waiver of any right or power; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

If any one or more of the provisions contained in this Note shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

This Note shall be governed by the internal substantive laws of the State of Arizona (without reference to choice of law principals) and, to the extent they preempt the laws of such state, the laws of the United States.

It is the intent of Maker and Holder to comply with all usury laws ("Applicable Usury Law") applicable pursuant to the terms of the preceding paragraph or such other usury law which is applicable if the laws chosen by the parties is not. Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, in no event shall this Note require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law.

                                        "MAKER"

                                        QUE PASA.COM, INC.


                                        By: /s/ Jennifer L. Ferlaino
                                            -----------------------------------
                                            Jennifer L. Ferlaino
                                            Secretary